UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 19, 2020

QCR Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3551 Seventh Street, Moline, Illinois 61265
(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On Wednesday May 20, 2020, QCR Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of stockholders. Of the 15,853,465 shares of common stock issued and outstanding as of the record date for the meeting, 14,105,988 shares were represented at the meeting in person or by proxy, constituting approximately 89% of the outstanding shares.

Three proposals were presented to the stockholders, and the results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1. For the election of four (4) Class III directors of the Company:

NOMINEE	FOR	WITHHELD	BROKER N.V.
James M. Field	11,378,117	34,536	2,693,335
Elizabeth S. Jacobs	11,373,087	39,566	2,693,335
Timothy B. O’Reilly	11,375,288	37,365	2,693,335
Marie Z. Ziegler	11,333,704	78,949	2,693,335

2. To approve, in a non-binding, advisory vote, the compensation of certain executive officers:

FOR	AGAINST	ABSTAIN	BROKER N.V.
11,079,019	312,427	21,207	2,693,335

3.  To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

FOR	AGAINST	ABSTAIN	BROKER N.V.
13,893,187	205,435	7,366	—

Item 8.01. Other Events.

As previously disclosed, Michael L. Peterson, a Class III director since 2013, and George T. Ralph, a Class III director since 2015, informed the board that they would not seek re-election as directors of the Company at the annual meeting and, accordingly, the board did not re-nominate them for election. The directorships of Mr. Peterson and Mr. Ralph ended at the annual meeting. The board had nominated Elizabeth “Libby” S. Jacobs to serve as a Class III director of the Company to fill one of the resulting vacancies. Ms. Jacobs was elected at the annual meeting, and the size of the board was reduced from 12 to 11 directors as of May 20, 2020.

On May 19, 2020, the Company declared a cash dividend of $0.06 per share of its common stock.  The dividend is payable on July 8, 2020 to stockholders of record on June 19, 2020.

On May 21, 2020, the Company issued a press release regarding the annual meeting results, the election of Ms. Jacobs as a new director and the announcement of the cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

99.1          Press Release, dated May 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: May 21, 2020	By:	/s/ Todd A. Gipple
Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer